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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

GSI Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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July 22, 2016

Dear Stockholder:

        This year's annual meeting of stockholders will be held on Thursday, August 25, 2016, at 2:00 p.m. local time, at the offices of DLA Piper LLP (US), 2000 University Avenue, East Palo Alto, California 94303. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. A copy of GSI Technology's Annual Report to Stockholders is also enclosed for your information.

        After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the accompanying prepaid envelope. Alternatively, you may vote your shares via the Internet or by telephone. Instructions regarding these methods of voting are provided on the proxy card.

        Whether or not you plan to attend the annual meeting, we urge you to sign, date and return the enclosed proxy card or vote via the Internet or by telephone at your earliest convenience. We look forward to seeing you at the annual meeting.

Sincerely yours,

Lee-Lean Shu
President, Chief Executive Officer and Chairman

1213 Elko Drive
Sunnyvale, CA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 25, 2016

TO THE STOCKHOLDERS:

        Notice is hereby given that the annual meeting of the stockholders of GSI Technology, Inc., a Delaware corporation, will be held on Thursday, August 25, 2016, at 2:00 p.m. local time, at the offices of DLA Piper LLP (US) located at 2000 University Avenue, East Palo Alto, California 94303, for the following purposes:

  1.
  To elect seven persons to serve on our Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017;

  3.
  To vote on an advisory (non-binding) resolution regarding the fiscal 2016 compensation of the executive officers named in the Summary Compensation Table included in the proxy statement for the annual meeting;

  4.
  To vote on a proposal to approve our 2016 Equity Incentive Plan (including, without limitation, certain material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, as amended); and

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        These business items are described more fully in the proxy statement accompanying this Notice.

        Our Board of Directors unanimously recommends that you vote FOR all of the nominees proposed by our Board of Directors and FOR Proposals No. 2, 3 and 4. Stockholders of record at the close of business on July 11, 2016 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1213 Elko Drive, Sunnyvale, California 94089.

Robert Yau
Secretary

Sunnyvale, California
July 22, 2016

IMPORTANT: Please vote your shares via the Internet or by telephone, in accordance with the instructions contained in the accompanying materials, or by dating and signing the proxy card and returning it in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card or submitted your proxy via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2016: Our proxy statement is enclosed. Financial and other information concerning GSI Technology, Inc. is contained in our annual report to stockholders for the fiscal year ended March 31, 2016. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the notice of annual meeting, proxy statement, proxy card and annual report to stockholders, may be viewed and downloaded at: http://gsitechnology.mwnewsroom.com/Proxy-Materials.

i

GSI TECHNOLOGY, INC.
1213 Elko Drive
Sunnyvale, CA 94089

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 25, 2016

        The accompanying proxy is solicited by the Board of Directors of GSI Technology, Inc., a Delaware corporation, for use at its annual meeting of stockholders to be held on Thursday, August 25, 2016, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about July 22, 2016. References in this proxy statement to the "Company," "we," "our," "us" and "GSI Technology" are to GSI Technology, Inc., and references to the "annual meeting" are to the 2016 Annual Meeting of Stockholders. When we refer to the Company's fiscal year, we mean the annual period ending on March 31. This proxy statement covers our fiscal year ended March 31, 2016 ("fiscal 2016").

INFORMATION CONCERNING SOLICITATION AND VOTING

Why am I receiving these proxy materials?

        We sent you this proxy statement and proxy card because your Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement contains important information that is intended to assist you in making informed decisions regarding your vote.

What items of business will be voted on at the annual meeting?

        Stockholders will vote on four proposals at the annual meeting:

  •
  to elect seven persons to serve on our Board of Directors until the 2017 annual meeting (Proposal No. 1);

  •
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017 (Proposal No. 2);

  •
  to vote on an advisory (non-binding) resolution to approve the fiscal 2016 compensation of our named executive officers (as defined in this proxy statement) (Proposal No. 3); and

  •
  to approve our 2016 Equity Incentive Plan (including, without limitation, certain material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, as amended).

        We will also consider any other business that properly come before the annual meeting.

What is a proxy?

        A proxy is your designation of another person or persons to vote your shares on your behalf. By properly signing and returning the enclosed proxy card, or by voting via the Internet or by telephone, you give the persons designated as proxies by our Board of Directors the authority to vote your shares in the manner that you specify.

How does the Board recommend that I vote my shares?

        Our Board of Directors unanimously recommends that you vote your shares:

  •
  FOR all of the Board's nominees for director, as listed and described under Proposal No. 1;

  •
  FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017;

  •
  FOR approval of the advisory (non-binding) resolution approving the fiscal 2016 compensation of our named Executive Officers; and

  •
  FOR approval of our 2016 Equity Incentive Plan.

Who is entitled to vote at the annual meeting?

        Only stockholders of record at the close of business on July 11, 2016 (the "Record Date") are entitled to vote at the annual meeting. As of the Record Date, 20,700,740 shares of our common stock were outstanding.

How many shares must be present to hold the annual meeting?

        The presence of the holders of a majority of all shares outstanding and entitled to vote, whether in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

How many votes do I have?

        Each stockholder is entitled to cast one vote for each share of our common stock held on the Record Date.

If I am a stockholder of record, how do I vote?

        If your shares are registered directly in your name with our transfer agent, you are considered to be the stockholder of record with respect to those shares, and these proxy materials have been sent directly to you. If you are a stockholder of record, there are four ways to vote your shares:

  •
  by completing, signing and dating your proxy card and returning it in the envelope provided;

  •
  via the Internet by following the instructions on the proxy card you received;

  •
  by telephone by following the instructions on the proxy card; or

  •
  by attending the annual meeting and voting in person.

If I am a beneficial owner of shares, how do I vote?

        If your shares are held for you in an account with a broker, bank or similar organization, you are considered the "beneficial owner" of those shares, which are generally referred to as being held in "street name," and you should have received these proxy materials from that organization. If you are a beneficial owner of shares held in street name, there are several ways to vote your shares:

  •
  by completing, signing and dating the voting instruction form provided by the organization that holds your shares and returning the form to that organization, which will vote your shares in accordance with your instructions;

  •
  if your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well; or

  •
  by attending the annual meeting and voting in person. However, in order to vote in person, you must obtain a legal proxy from the organization that holds your shares. Follow the instructions from the broker, bank or other organization holding your shares to obtain such a proxy.

        In order that your shares are properly voted, we encourage you to provide specific voting instructions with respect to each proposal to any organization that holds your shares in street name by carefully following the organization's voting instructions.

What happens if I do not provide specific voting instructions?

        If you are a stockholder of record and you return a signed and dated proxy card without providing specific voting instructions, the persons named as proxy holders will vote your shares in the manner recommended by the Board of Directors on all of the proposals described in this proxy statement. If any other matter is properly presented at the meeting, the proxy holders will vote your shares as they may determine in their discretion.

        If you are the beneficial owner of shares held in street name and do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote your shares at their discretion on "routine matters" but cannot vote on "non-routine" matters. "Non-routine" matters would include the election of directors (Proposal No. 1), the advisory (non-binding) vote on executive compensation (Proposal No. 3) and the vote on approval of the 2016 Equity Incentive Plan (Proposal No. 4), while "routine" matters would include the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2).

How many votes are needed to elect directors?

        Members of the GSI Technology Board of Directors are elected by plurality vote. Accordingly, the seven persons duly nominated at the annual meeting who receive the highest number of FOR votes will be elected as directors.

How many votes are needed to approve the other proposals?

        The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), approval of the advisory (non-binding) vote regarding fiscal 2016 executive officer compensation (Proposal No. 3) and approval of the 2016 Equity Incentive Plan (Proposal No. 4) each require the affirmative vote of a majority of the shares represented and voting at the annual meeting.

How are broker non-votes and abstentions treated?

        A "broker non-vote" occurs when a broker, bank or other nominee holds shares in street name for the beneficial owner but, with respect to a particular proposal, does not have discretionary authority to vote the shares (i.e., it is a "non-routine" matter) and has not received timely voting instructions from the beneficial owner.

        Broker non-votes and abstentions are counted as present for purposes of determining whether a quorum is present at the meeting.

        Votes withheld and broker non-votes will have no effect on the election of directors (Proposal No. 1). Proposals Nos. 2, 3 and 4 each requires the affirmative vote of a majority of shares represented and voting at the annual meeting. Abstentions and broker non-votes will reduce the number of shares voting as well as the number of shares in favor of the proposal and, therefore, will have no impact on the results of voting.

Can I revoke my proxy or change my vote?

        Yes. You may revoke your proxy and change your vote at any time before the polls close at the annual meeting.

        If you are a stockholder of record, you may revoke your proxy and change your vote in any of the following ways:

  •
  by signing and returning a proxy card with a later date;

  •
  by voting again via the Internet or by telephone prior to 11:59 p.m., Eastern Time, on Wednesday, August 24, 2016;

  •
  by voting in person at the annual meeting; or

  •
  by giving written notice of revocation to the Company's Corporate Secretary.

Please note that attendance at the annual meeting, in and of itself, will not revoke your proxy.

        If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote in any of the following ways:

  •
  by signing and returning an instruction form with a later date;

  •
  by voting again via the Internet or by telephone (if such voting is allowed by your broker, bank or other nominee) prior to 11:59 p.m., Eastern Time, on Wednesday, August 24, 2016; or

  •
  by voting in person at the annual meeting (although, as noted above, in order to vote at the annual meeting, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares).

How will the votes be counted?

        Votes taken at the annual meeting will be counted by an independent inspector of election appointed by the Company.

How can I find out the results of the voting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be tabulated by the inspector of election. We will publish voting results known to us in a Form 8-K report to be filed with the Securities and Exchange Commission within four business days after the annual meeting. If final results are not available to use at the time of such filing, we will file an amendment to the Form 8-K report to publish the final results within four business days after they are known to us.

Who will solicit proxies on behalf of the Board of Directors?

        Proxies may be solicited by directors and officers of the Company, without additional compensation. Solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail or personal solicitation. None of the participants will receive additional compensation for assisting with the solicitation.

        You may also be solicited by press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

        We will pay for the entire cost of soliciting proxies on behalf of GSI Technology. We will also reimburse brokerage firms, banks and other agents, upon their request, for the costs of forwarding our proxy materials to beneficial owners of stock held in their name.

How can I attend the annual meeting?

        You are entitled to attend the annual meeting only if you are a stockholder of record or a beneficial owner of shares of our common stock as of the close of business on the Record Date, or you hold a valid proxy for the annual meeting. Stockholders who plan to attend the meeting must present valid photo identification. If you hold your shares in street name, please also bring proof of your share ownership, such as a broker's statement showing that you owned shares of the Company's common stock on the Record Date. As noted above, a legal proxy is required if you hold your shares in a street name and you plan to vote in person at the annual meeting. Stockholders of record will be verified against an official list available at the annual meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of ownership as of the Record Date.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have a Board of Directors consisting of seven directors who will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

        The Board of Directors' nominees for election at the annual meeting are Jack A. Bradley, E. Thomas Hart, Haydn Hsieh, Ruey L. Lu, Lee-Lean Shu, Arthur O. Whipple and Robert Yau, all of whom currently serve on the Board of Directors. If elected, the seven nominees will serve as directors until our annual meeting of stockholders in 2017 and until their successors are duly elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

        These seven nominees represent a balance of directors with a history of service on the Board and newer directors with a strong mix of relevant experience. Our Nominating and Governance Committee and Board of Directors have evaluated each of our nominees against the factors and principles we use to select nominees for director, which are described elsewhere in this proxy statement. Based on this evaluation, our Nominating and Governance Committee and Board of Directors concluded that it is in the best interests of GSI Technology and its stockholders for each of the seven nominees named above to serve as a member of the Board of Directors.

        If a quorum is present and voting, the seven nominees for director receiving the greatest number of votes will be elected. A WITHHOLD vote will have no effect on the vote. Our Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

        The Board of Directors unanimously recommends a vote FOR the nominees named above.

        The following table sets forth information regarding our current directors, each of whom is a nominee for election at the annual meeting, as of June 30, 2016:

Nominee's Name	Principal Occupation	Age	Director Since
Jack A. Bradley	Partner, David Powell Financial Services	67	2015
E. Thomas Hart	Non-executive Chairman of the Board of QuickLogic Corporation	74	2015
Haydn Hsieh	Chairman and Chief Executive Officer of Wistron NeWeb Corp.	61	2008
Ruey L. Lu	President of eMPIA Technology	60	2000
Lee-Lean Shu	President, Chief Executive Officer and Chairman of the Board of Directors of GSI Technology	61	1995
Arthur O. Whipple	North American Chief Financial Officer of ABBYY USA Software House, Inc.	68	2007
Robert Yau	Vice President, Engineering and Secretary of GSI Technology	63	1995

Business Experience of Director Nominees

        Set forth below is a description of the business experience of each director nominee, including a discussion of the specific experience, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board of Directors to conclude that those individuals should serve as directors.

        Jack A. Bradley has served as a member of our Board of Directors since March 2015. Mr. Bradley has been a partner in David Powell Financial Services, an advisor to early stage companies, since

September 2014. From February 2006 through March 2013, Mr. Bradley served as Chief Executive Officer of Packet Design, Inc. ("PDI"), a venture capital-funded company that developed and marketed analytic management systems for data communications. From March 2001 to February 2006, Mr. Bradley served as Chief Financial Officer of Packet Design, LLC, a developer of networking infrastructure software that spun off several networking companies, including PDI. Prior to joining Packet Design, LLC, Mr. Bradley held senior operational and financial management positions with several networking and communications companies, including Cisco Systems, Inc. (General Manager of Video Internet Services Business Unit), Network Computing Devices, Inc. (Chief Financial Officer and Interim Chief Executive Officer), 3Com Corporation (Vice President and General Manager, International Division), and Bridge Communications, Inc. (Chief Financial Officer). Mr. Bradley holds a B.S. degree in Accounting from the University of San Francisco. Mr. Bradley brings over 30 years' experience in executive management positions with public and private companies engaged in the software, systems and semiconductor industries. In particular, his extensive experience in the networking and communications industries, markets that our products serve, enable him to bring fresh insights to the Board.

        E. Thomas Hart has served as a member of our Board of Directors since March 2015. Mr. Hart currently serves as non-executive Chairman of the Board of QuickLogic Corporation, a Nasdaq-listed fabless semiconductor company that designs, markets and supports semiconductor and software algorithm solutions primarily for manufacturers of mobile, consumer and enterprise communication products. Mr. Hart previously served as QuickLogic's President and Chief Executive Officer from June 1994 to March 2009, its Chairman and Chief Executive Officer from March 2009 to January 2011 and its Executive Chairman from January 2011 to January 2014. Prior to joining QuickLogic, Mr. Hart held senior management positions in operations, engineering, sales and marketing with several semiconductor companies, including National Semiconductor Corporation and Motorola, Inc. Mr. Hart is a Board Leadership Fellow of the National Association of Corporate Directors. Mr. Hart is a retired Captain in the U.S. Navy, having served 37 years on active and reserve duty. Mr. Hart holds a B.S. degree in Electrical Engineering from the University of Washington. Mr. Hart's many years of executive leadership in the semiconductor industry, and particularly, his experience as chief executive officer and chairman of a Nasdaq-listed fabless semiconductor company, enable him to make valuable contributions as the Board guides GSI Technology.

        Haydn Hsieh has served as a member of our Board of Directors since August 2008. Mr. Hsieh has served as the Chief Executive Officer of Wistron NeWeb Corp., a manufacturer of wireless communications products, since June 2000, its Vice Chairman from June 2000 through June 2014, and its Chairman since June 2014. From February 1981 through June 2000, Mr. Hsieh served in various management capacities at several divisions of Acer Group, a manufacturer of personal computers and related products, including President of the Mobile Computing Business Unit and Senior Vice President of Acer Inc. Mr. Hsieh holds a B.S. degree in Electrical Engineering from Tatung Institute of Technology and participated in the Executive Program at the Graduate School of Business Administration of National Chengchi University in Taiwan. Mr. Hsieh's broad management background provides relevant experience in a number of strategic and operational areas. Moreover, his management experience with, and service as an outside board member to, companies headquartered in Taiwan provides him with relevant insight into that country, where GSI Technology has significant operations, as well as a valuable perspective on global business operations.

        Ruey L. Lu has served as a member of our Board of Directors since October 2000. Mr. Lu is the President of eMPIA Technology Corp., a semiconductor solutions company, which he founded in January 2002. From March 1993 to December 2000, Mr. Lu served as President of ARK Logic, a storage device and software applications company, which he founded. From October 1989 to February 1993, Mr. Lu served as Director of Engineering in the Imaging Product Division of Western Digital Corporation, an information storage company. Mr. Lu holds a B.S. degree in Electrical Engineering from Taipei Institute of Technology and an M.S. degree in Electrical Engineering from the University of Missouri. Mr. Lu's experience as President of eMPIA Technology and in executive roles at ARK Logic and Western Digital has provided him with broad industry and executive experience. Moreover, his management experience with a company headquartered in Taiwan provides him with relevant insight into that country, where GSI Technology has significant operations, as well as a valuable perspective on global business operations.

        Lee-Lean Shu co-founded our company in March 1995 and has served as our President and Chief Executive Officer and as a member of our Board of Directors since our inception. In October 2000, Mr. Shu became Chairman of our Board. From January 1995 to March 1995, Mr. Shu was Director, SRAM Design at Sony Microelectronics Corporation, a semiconductor company and a subsidiary of Sony Corporation, and from July 1990 to January 1995, he was a design manager at Sony Microelectronics Corporation. Mr. Shu holds a B.S. degree in Electrical Engineering from Tatung Institute of Technology and an M.S. degree in Electrical Engineering from the University of California, Los Angeles. It is our policy that our Chief Executive Officer should serve on our Board. In addition, Mr. Shu's role as a co-founder of our company and his day-to-day involvement in the management of our business has provided him with extensive knowledge and understanding of GSI Technology and its industry. As Chief Executive Officer, he is in a unique position to provide our Board with insight and information related to our business and operations and to participate in the ongoing review of strategic issues.

        Arthur O. Whipple has served as a member of our Board of Directors since August 2007, and was appointed lead director in June 2010. Mr. Whipple has served as North American Chief Financial Officer of ABBYY USA Software House, Inc., a privately-held software developer, since April 2015, initially in a consulting capacity and since June 2015 as an employee. From August 2014 to January 2015, Mr. Whipple was Director of Finance of Avago Technologies, a provider of analog, digital, mixed signal and optoelectronics components and subsystems. Mr. Whipple served as Chief Financial Officer of PLX Technology, Inc., a semiconductor device manufacturer, from February 2007 until its acquisition by Avago in August 2014. From March 2005 to February 2007, Mr. Whipple was employed by Silicon Storage Technology, Inc., a storage semiconductor manufacturer, where his last position was Vice President of Finance and Chief Financial Officer. From April 1998 to March 2005, Mr. Whipple was employed by QuickLogic Corporation, where he served in several management capacities, including Vice President of Finance and Chief Financial Officer, Vice President and General Manager, Logic Products, and Vice President, Business Development. In 2004 and 2005, Mr. Whipple also served as a financial consultant to Technovus, Inc., a privately-held fabless semiconductor manufacturer. Mr. Whipple holds a B.S. degree in Electrical Engineering from the University of Washington and an M.B.A. from Santa Clara University. Mr. Whipple's experience as a chief financial officer and in other finance roles has provided him with broad experience in finance including accounting, financial reporting and compliance with U.S. federal securities laws. He also brings strong leadership skills and knowledge of engineering and operations, gained through his years of financial and operational management at companies engaged in various segments of the semiconductor industry.

        Robert Yau co-founded our company in March 1995 and has served as our Vice President, Engineering and as a member of our Board of Directors since our inception. From December 1993 to February 1995, Mr. Yau was design manager for specialty memory devices at Sony Microelectronics Corporation. From 1990 to 1993, Mr. Yau was design manager at MOSEL/VITELIC, a semiconductor company. Mr. Yau holds a B.S. degree in Electrical Engineering from the University of Texas at Arlington and an M.S. degree in Electrical Engineering from the University of California, Berkeley. As a co-founder, our Vice President, Engineering, and an expert in SRAM technology, Mr. Yau is able to provide the Board with an understanding of our technology and our product development strategy as well as expert perspective on industry trends and opportunities.

CORPORATE GOVERNANCE

Director Independence

        The Board of Directors has determined that, other than Lee-Lean Shu and Robert Yau, each of the members of the Board is an "independent director" for purposes of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, as the term relates to membership on the Board and the various Board committees. There are no family relationships between any of our directors or executive officers.

Board of Directors Leadership Structure

        Lee-Lean Shu serves as both our Chief Executive Officer and the Chairman of our Board of Directors. The Board believes that combining the role of Chairman and Chief Executive Officer is appropriate in the case of Mr. Shu, given his role in founding GSI Technology and his significant ownership stake and also because Mr. Shu is the Board member who is most familiar with our business strategy and most knowledgeable regarding our industry. The Board also believes that the combined role of Chairman and Chief Executive Officer facilitates the flow of information between the Board and management, improves the Board's ability to focus on key policy and operational issues and helps the Board operate in the long-term interests of our stockholders.

        The Board has determined that, at any time the office of Chairman is filled by our Chief Executive Officer or another employee of GSI Technology, a non-employee director, recommended by the Nominating and Governance Committee, shall be designated to serve as lead director. Arthur O. Whipple currently serves in that position. The lead director serves as the principal liaison between the independent directors and the Chairman. In that capacity, the lead director presides over executive sessions of the independent directors, chairs Board meetings in the Chairman's absence, and collaborates with the Chairman on agendas, schedules and materials for Board meetings. The Board believes that this leadership structure provides the appropriate balance of management and non-management oversight. The Nominating and Corporate Governance Committee periodically evaluates our leadership structure to ensure that we maintain a structure that is beneficial to us and our stockholders, and will recommend any appropriate changes to the Board.

The Board of Directors' Role in Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. Management is responsible for the day-to-day management of the risks that we face, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. In addition, the Board is responsible for matters relating to management and Board succession planning.

        While the full Board of Directors is charged with ultimate oversight responsibility for risk management, committees of the Board also have responsibilities with respect to various aspects of risk management oversight. In particular, the Audit Committee plays a significant role in monitoring and assessing our financial and operational risks. The Audit Committee is also responsible for establishing and administering our code of conduct and reviewing transactions between the Company and any related parties. The Compensation Committee monitors and assesses risks associated with our compensation policies and consults with management and the Board concerning the development of incentives that encourage a level of risk-taking consistent with our overall strategy, as further discussed under the heading "Compensation Discussion and Analysis." The Nominating and Governance Committee has oversight responsibility for corporate governance risks, including risks associated with director independence. Our executive management meets regularly to discuss our strategy and the risks that we face. Senior officers regularly attend Board meetings where they are available to address questions or concerns raised by the Board regarding risk management related matters.

Executive Sessions

        Non-management directors generally meet in executive session without the presence of management, including our Chief Executive Officer and our Vice President, Engineering, at each regularly scheduled meeting of the Board. Mr. Whipple, in his capacity as lead director, acts as the presiding director for these executive sessions.

Committees and Meeting Attendance

        The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Board of Directors held 12 meetings during the fiscal year ended March 31, 2016. During fiscal 2016, no director attended fewer than 92% of the total number of meetings of the Board and all of the committees of the Board on which such director served that were held during that period.

        Our Nominating and Governance Committee, as part of its governance review, evaluates the composition of each of our Board committees to ensure that we maintain a structure that is beneficial to us and our stockholders, and recommends any appropriate changes to our Board of Directors.

        The following table sets forth the current members of each of our Board's standing committees as of the date of this proxy statement:

Committee Member	Audit	Compensation	Nominating and Governance
Jack A Bradley	X		Chair
E. Thomas Hart		Chair	X
Haydn Hsieh	X	X
Ruey L. Lu		X	X
Arthur O. Whipple	Chair		X

  Audit Committee

        The members of the Audit Committee prior to May 6, 2015 were Messrs. Hsieh, Lu and Whipple (Chair). On May 6, 2015, the standing committees of the Board were re-constituted, and the current members of the Audit Committee are Messrs. Bradley, Hsieh and Whipple (Chair). The Audit Committee held nine meetings during fiscal 2016. Each of the members of the Audit Committee is independent for purposes of the Nasdaq Listing Rules as they apply to audit committee members. Messrs. Whipple and Bradley have been designated as "audit committee financial experts," as the term is defined in applicable SEC rules. The Audit Committee operates under a charter that is available on our website at www.gsitechnology.com. The functions of the Audit Committee include oversight, review and evaluation of our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

  Compensation Committee

        The members of the Compensation Committee prior to May 6, 2015 were Messrs. Hsieh (Chair), Lu and Whipple. On May 6, 2015, the standing committees of the Board were re-constituted, and the current members of the Compensation Committee are Messrs. Hart (Chair), Hsieh and Lu. The Compensation Committee held seven meetings during fiscal 2015. Each of the members of the Compensation Committee is independent for purposes of the Nasdaq Listing Rules. The Compensation Committee operates under a charter that is available on our website at www.gsitechnology.com. The purpose of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing our compensation policies and practices; and (ii) reviewing and approving compensation and compensation procedures for our executive officers. The Compensation Committee's responsibilities include: periodically reviewing and advising the Board of Directors concerning overall compensation philosophy, policies and plans, including reviewing both regional and industry compensation practices and trends; identifying any peer group of companies to be used for comparison purposes; reviewing and approving all performance goals and objectives relevant to the compensation of all executive officers and assessing the achievement of such goals and objectives; determining and approving all compensation for our executive officers (including salary and incentive-based compensation and awards); making recommendations to the Board of Directors regarding the establishment and terms of incentive compensation plans, and administering such plans; and approving grants of options and other equity awards to all executive officers and other eligible individuals under our equity compensation plans. Other responsibilities of the Compensation Committee include: reviewing and approving compensation-related matters outside the ordinary course of business, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto; preparing an annual report on executive compensation, including a Compensation Discussion and Analysis, for inclusion in the proxy statement for our annual meeting of stockholders; monitoring and assessing risks associated with our compensation policies and consulting with management regarding such risks; and reporting to the Board of Directors on the Compensation Committee's activities on a regular basis. Regarding most compensation matters, including executive compensation, our management provides recommendations to the Compensation Committee. Additional information regarding the Compensation Committee and its activities is set forth under the heading "Executive Compensation" in this proxy statement.

  Nominating and Governance Committee

        The members of the Nominating and Governance Committee prior to May 6, 2015 were Messrs. Hsieh, Lu (Chair) and Whipple. On May 6, 2015, the standing committees of the Board were re-constituted, and the current members of the Nominating and Governance Committee are Messrs. Bradley (Chair), Hart, Lu and Whipple. The Nominating and Governance Committee held seven meetings during fiscal 2016. Each of the members of the Nominating and Governance Committee is independent for purposes of the Nasdaq Listing Rules. The Nominating and Governance Committee operates under a charter that is available on our website at www.gsitechnology.com. The Nominating and Governance Committee identifies prospective Board candidates, recommends nominees for election to our Board of Directors, develops and recommends Board member selection criteria, considers committee member qualification, reviews and makes recommendations to the Board of Directors regarding Board and committee compensation, recommends corporate governance principles to the Board of Directors, and provides oversight in the evaluation of the Board of Directors and each committee.

Director Nominations

        The Nominating and Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors. When considering the nomination of directors for election at an annual meeting, the Nominating and Governance Committee reviews the needs of the Board of Directors for various skills, background and experience. When reviewing potential nominees, including incumbents, the Nominating and Governance Committee considers the perceived needs of the Board of Directors, the candidate's relevant background, experience and skills and his or her expected contributions to the Board of Directors. The Nominating and Governance Committee also seeks appropriate input from the Chief Executive Officer and other executive officers in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

        The Nominating and Governance Committee's goal is to assemble a Board of Directors that brings to GSI Technology a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to GSI Technology's global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are, or have been, affiliated. Director candidates must have sufficient time available, in the judgment of the Nominating and Governance Committee, to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Governance Committee believes that it is preferable that a majority of the Board of Directors meet the definition of "independent director" set forth in Nasdaq and SEC rules. The Nominating and Governance Committee also believes it appropriate for one or more key members of the Company's management, including the Chief Executive Officer, to serve on the Board of Directors.

        The Nominating and Governance Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The nominating process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

        The Nominating and Governance Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to the Board of Directors, c/o Corporate Secretary at the address noted below, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:

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  the candidate's name, age, contact information and present principal occupation or employment; and

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  a description of the candidate's qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

The Nominating and Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

        In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our bylaws have been met. Under our bylaws, written notice of such nomination, including certain information and representations specified in the bylaws, must be delivered to our principal executive offices, addressed to the Corporate Secretary, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year's proxy statement, such notice must be received not later than the close of business on the 10th day following the day on which the public announcement of the date of such meeting is first made.

Communications with Directors

        Stockholders may send any communications to the Board of Directors or any individual director at the following address. All communications received are reported to the Board or the individual directors:

Board of Directors (or name of individual director(s))
c/o Secretary
GSI TECHNOLOGY, INC.
1213 Elko Drive
Sunnyvale, California, 94089

        Our Secretary will forward all such communications to the Board of Directors, or the individual director or directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations, advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within GSI Technology for review and possible response.

Director Attendance at Annual Meetings

        We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors, taking into account the directors' schedules. Directors are encouraged to attend our annual meeting of stockholders, but the Board has not adopted a formal policy with respect to such attendance. Five of the seven directors then serving on the Board attended last year's annual meeting of stockholders.

Code of Business Conduct and Ethics; Corporate Governance Guidelines

        We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Board of Directors, upon the recommendation of the Nominating and Governance Committee, has also adopted a series of Corporate Governance Guidelines. The Code of Business Conduct and Ethics and Corporate Governance Guidelines are available on our website at www.gsitechnology.com. If we make any substantive amendments to the Code of Business Conduct and Ethics, or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by Nasdaq Listing Rules or applicable law.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee are or have been an officer or employee of GSI Technology. During fiscal 2016, no member of the Compensation Committee had any relationship with GSI Technology requiring disclosure under Item 404 of Regulation S-K. During fiscal 2016, none of GSI Technology's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on GSI Technology's Compensation Committee or Board of Directors.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors of GSI Technology has selected PricewaterhouseCoopers LLP as its independent registered public accounting firm to audit the consolidated financial statements of GSI Technology for the fiscal year ending March 31, 2017. PricewaterhouseCoopers LLP has acted in such capacity since its initial appointment in fiscal 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to GSI Technology for the fiscal years ended March 31, 2015 and March 31, 2016 by PricewaterhouseCoopers LLP:

	Fiscal 2015	Fiscal 2016
Audit fees(1)	$931,900	$763,400
Tax fees(2)	57,000	63,000
Other fees(3)	1,800	1,800

Total fees	$990,700	$828,200

(1)
Audit fees consist of fees for professional services rendered for the integrated audit of GSI Technology's annual consolidated financial statements and internal control framework, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

(2)
Tax fees consist of fees for consultation on various tax matters and compliance with federal and state income tax filing requirements.

(3)
Other fees consist of fees related to the license of specialized accounting research software.

        The Audit Committee has determined that all services performed by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present in person or by proxy and voting on the matter. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

        The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees GSI Technology's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the design and maintenance of our internal control systems. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles and the effectiveness of our internal control over financial reporting.

        The Audit Committee currently consists of three directors. Each member of the Committee, in the judgment of the Board of Directors, is an "independent director" as defined in the Nasdaq Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is available on our website at www.gsitechnology.com.

        The Audit Committee has reviewed and discussed with management GSI Technology's audited financial statements and the results of management's assessment of the effectiveness of GSI Technology's internal control over financial reporting as of March 31, 2016. The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers' audit, the results of its examinations, and the overall quality of GSI Technology's financial reporting and internal control over financial reporting.

        The Audit Committee has received from our independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and GSI Technology that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to the independent registered public accounting firm's independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that GSI Technology's audited financial statements be included in GSI Technology's Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

THE AUDIT COMMITTEE
Arthur O. Whipple (Chair) Jack A. Bradley Haydn Hsieh

        The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of GSI Technology under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that GSI Technology specifically incorporates such information by reference.

 PROPOSAL NO. 3

ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Background

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 and the related rules of the SEC, we provide our stockholders the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a "Say-on-Pay" vote. At our 2011 Annual Meeting of Stockholders, our stockholders voted in favor of holding future "Say-on-Pay" votes on an annual basis. The Board subsequently determined that such advisory votes shall be held annually at the annual meeting of stockholders. The vote is advisory, which means that it is not binding on the Board of Directors, the Compensation Committee or GSI Technology in any way. However, the Compensation Committee will review the outcome of the vote and take it into consideration when considering future executive compensation policies and decisions.

        At our 2012, 2013, 2014 and 2015 annual meetings, 99%, 99%, 78% and 84%, respectively, of the votes cast were voted in favor of the Company's executive compensation program for the previous fiscal year. Partially as a result of this positive stockholder feedback, our Compensation Committee has adopted compensation packages having similar basic structures in subsequent years.

        As described in our Compensation Discussion and Analysis included elsewhere in this proxy statement, we seek to closely align the interests of our executive officers with the interests of our stockholders, and attract and retain superior executive talent. Our compensation programs are designed to reward our executive officers for the achievement of our short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while avoiding the encouragement of unnecessary or excessive risk-taking. Please read the Compensation Discussion and Analysis section for a more detailed discussion of our compensation philosophy and our executive compensation program.

        The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly-compensated executive officers, who are collectively referred to as our "named executive officers," which is disclosed and discussed elsewhere in this proxy statement. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions.

        Stockholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal No. 3:

    "RESOLVED, that the stockholders of GSI Technology, Inc. approve, on an advisory basis, the compensation of the Company's named executive officers for the fiscal year ended March 31, 2016, as disclosed pursuant to Item 402 of Regulation S-K in the Company's definitive proxy statement for the 2016 Annual Meeting of Stockholders."

Vote Required and Board of Directors Recommendation

        Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and voting on the matter. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the vote.

        The Board of Directors unanimously recommends a vote "FOR" approval of the foregoing resolution.

PROPOSAL NO. 4

APPROVAL OF
2016 EQUITY INCENTIVE PLAN

        At the annual meeting, stockholders will be asked to approve the GSI Technology, Inc. 2016 Equity Incentive Plan (the "2016 Plan"). The Board of Directors adopted the 2016 Plan on June 28, 2016, subject to and effective upon its approval by our stockholders. The 2016 Plan is intended to replace our 2007 Equity Incentive Plan (the "Predecessor Plan"), which would otherwise terminate automatically on the tenth anniversary of its initial adoption in March 2007. If the stockholders approve the 2016 Plan, it will become effective on the day of the annual meeting, and no further awards will be granted under the Predecessor Plan, which will be terminated.

Purpose of the 2016 Plan

        We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. As noted above, the 2016 Plan is intended to replace the Predecessor Plan which will terminate in March 2017. The 2016 Plan is similar in most respects to the Predecessor Plan. Although to date awards granted by the Board's Compensation Committee have been limited to stock option grants, the 2016 Plan, like the Predecessor Plan, provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement them in ways that it determines from time to time will make the most efficient use of the shares our stockholders authorize for incentive purposes.

        In considering approval of the 2016 Plan, we believe that stockholders should note in particular that:

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  We are not seeking to increase the number of shares reserved for issuance under the 2016 Plan and are limiting the number of shares available under the Predecessor Plan that will "roll over" into the 2016 Plan; and

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  Unlike the Predecessor Plan, the 2016 Plan does not include an "evergreen" feature that automatically increases the share reserve each year; future increases in the share reserve will be subject to further stockholder approval.

        If the stockholders do not approve the 2016 Plan, we will be unable to continue our employee equity incentive program after March 2017.

Requested Share Authorization

        The 2016 Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards and cash-based awards. Under the 2016 Plan, we will be authorized to issue a number of shares of our common stock, equal to the lesser of (i) 6,000,000 shares or (ii) the aggregate number of shares that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination; such amount to be increased by the number of shares subject to any option or other award outstanding under the Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting.

        As of June 30, 2016, options were outstanding under the Predecessor Plan for a total of 7,763,994 shares of our common stock with a weighted average exercise price of $5.05 per share and weighted average expected remaining term of approximately 2.08 years. The Predecessor Plan will be terminated upon stockholder approval of the 2016 Plan.

Grant Practices

        In operating the Predecessor Plan, the Compensation Committee has monitored and managed dilution to what it considered to be reasonable levels. Our average annual "burn rate" (the gross number of shares subject to awards granted during the year divided by the weighted number of common shares outstanding) for the three years ended March 31, 2016 was 3.39%, which is well below the 6.41% 2016 burn rate benchmark for our industry established by Institutional Shareholder Services Inc. The maximum aggregate number of shares we are requesting our stockholders to authorize under the 2016 Plan would represent about 27.6% of the number of shares of our common stock outstanding on March 31, 2016 determined on a fully diluted basis.

Factors Considered by Board

        In determining the appropriate size of the 2016 Plan share authorization, the Board of Directors authorized a number of shares that the Board and management considered to be sufficient to provide for a reasonable incentive program for the next three to four years. Because the 2016 Plan has a ten-year term, the Board expects that the stockholders will have future opportunities to reconsider the 2016 Plan if and when increases in the share reserve are proposed.

Key Features of 2016 Plan

        We believe that the key features of the 2016 Plan of particular interest to our stockholders reflect current best practices for the design of equity incentive plans:

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  The 2016 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of our stockholders;

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  No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights;

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  The number of shares for which awards may be granted to any nonemployee member of our Board of Directors in a fiscal year is limited;

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  The 2016 Plan does not contain a "liberal" change in control definition (e.g., mergers require actual consummation);

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  Performance awards require the achievement of pre-established goals. The 2016 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest; and

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  The 2016 Plan has a fixed term of ten years.

        The 2016 Plan is designed to preserve the Company's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the "Code") generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to any of the "covered employees," consisting of the chief executive officer and any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the 2016 Plan to qualify as "performance-based" within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2016 Plan. By approving the 2016 Plan, the stockholders will be specifically approving, among other things:

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  the eligibility requirements for participation in the 2016 Plan;

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  the maximum numbers of shares for which stock-based awards intended to qualify as performance-based may be granted to an employee in any fiscal year;

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  the maximum dollar amount that a participant may receive under a cash-based award intended to qualify as performance-based for each fiscal year contained in the performance period; and

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  the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

        While we believe that compensation provided by such awards under the 2016 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based. Further, the Compensation Committee will retain the discretion to grant awards to covered employees that are not intended to qualify for deduction in full under Section 162(m).

        The Board of Directors believes that the 2016 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the 2016 Plan.

Summary of the 2016 Plan

        The following summary of the 2016 Plan is qualified in its entirety by the specific language of the 2016 Plan, a copy of which is attached to this proxy statement as Appendix A.

        General.    The purpose of the 2016 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

        Authorized Shares.    The maximum aggregate number of shares authorized for issuance under the 2016 Plan shall be equal to the number of shares remaining available for grant under the Predecessor Plan on the date of the annual meeting, up to a maximum of 6,000,000 shares, plus the number of shares subject to any option or other award outstanding under the Predecessor Plan that expires or is forfeited for any reason after the date of the annual meeting. As of June 30, 2016, there were 7,358,792 shares remaining available for grant under the Predecessor Plan and 7,763,994 shares were subject to unexercised options. Over the past five fiscal years, the annual rate of expiration and forfeiture has ranged from 1.2 percent to 1.9 percent of the shares subject to outstanding options.

        Share Counting.    Each share subject to an award will reduce the number of shares remaining available for grant under the 2016 Plan by one share. If any award granted under the 2016 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant's purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2016 Plan. Shares will not be treated as having been issued under the 2016 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of a tax withholding obligation. Upon the exercise of a stock appreciation right, tender of shares in payment of an option's exercise price or net-exercise of an option, the number of shares available under the 2016 Plan will be reduced by number of shares actually issued in settlement of the award.

        Adjustments for Capital Structure Changes.    Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2016 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2016 Plan to adjust other terms of outstanding awards as it deems appropriate.

        Nonemployee Director Award Limits.    A nonemployee director may not be granted awards under the 2016 Plan in any fiscal year for more than the number of shares determined by dividing $150,000 by the fair market value of a share of our common stock on the trading day immediately preceding the applicable grant date.

        Other Award Limits.    To enable compensation provided in connection with certain types of awards intended by the Compensation Committee to qualify as "performance-based" within the meaning of Section 162(m) of the Code, the 2016 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

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  No more than 300,000 shares subject to stock options and stock appreciation rights.

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  No more than 100,000 shares subject to restricted stock and restricted stock unit awards.

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  For each full fiscal year of the Company contained in the performance period of performance shares or performance unit awards, no more than 50,000 shares subject to performance share awards or more than $500,000 subject to performance unit awards.

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  For each full fiscal year of the Company contained in the performance period of cash-based or other stock-based awards, no more than $500,000 subject to cash-based awards or more than 50,000 shares subject to other stock-based awards.

In addition, to comply with applicable tax rules, the 2016 Plan also limits to 6,000,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2016 Plan.

        Administration.    The 2016 Plan generally will be administered by the Compensation Committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2016 Plan or to administer the 2016 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2016 Plan must be by a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2016 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2016 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

        The 2016 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2016 Plan. All awards granted under the 2016 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2016 Plan. The Committee will interpret the 2016 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2016 Plan or any award.

        Prohibition of Option and SAR Repricing.    The 2016 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

        Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2016, we had 142 full-time employees, including six executive officers, and five non-employee directors who would be eligible for the grant of awards under the 2016 Plan.

        Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "10% Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On June 30, 2016, the closing price of our common stock as reported on the NASDAQ Stock Market was $4.17 per share.

        The 2016 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant's surrender of a portion of the option shares to the Company.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2016 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant's termination of service, provided that if service terminates as a result of the participant's death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant's termination for cause (as defined by the 2016 Plan).

        Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a "Tandem SAR") or independently of any option (a "Freestanding SAR"). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

        Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee's discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2016 Plan is ten years.

        Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

        Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2016 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant's termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

        Restricted Stock Units.    The Committee may grant restricted stock units under the 2016 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays.

        Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

        Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project and completion of a joint venture or other corporate transaction.

        The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant's individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company's common stock to the extent that the performance shares become vested. The Committee may provide for performance award payments in lump sums or installments.

        Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of days of the participant's service during the performance period. The Committee may provide similar treatment for a participant whose service is involuntarily terminated. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the 2016 Plan provides that the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

        Cash-Based Awards and Other Stock-Based Awards.    The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant's termination of service will be determined by the Committee and set forth in the participant's award agreement.

        Change in Control.    Unless otherwise defined in a participant's award or other agreement with the Company, the 2016 Plan provides that a "Change in Control" occurs upon (a) a person or entity (with certain exceptions described in the 2016 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company's voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

        If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.

        Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

        The 2016 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise or purchase price per share, if any, under the award.

        Awards Subject to Section 409A of the Code.    Certain awards granted under the 2016 Plan may be deemed to constitute "deferred compensation" within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2016 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2016 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

        Amendment, Suspension or Termination.    The 2016 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2016 Plan following the tenth anniversary of the 2016 Plan's effective date, which will be the date on which it is approved by the stockholders. The Committee may amend, suspend or terminate the 2016 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2016 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2016 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2016 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.    A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under "Restricted Stock." Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under "Restricted Stock"), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New 2016 Plan Benefits

        No awards will be granted under the 2016 Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present in person or by proxy and voting on the matter. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

        The Board of Directors unanimously recommends a vote "FOR" approval of the adoption of the 2016 Plan (including, without limitation, certain material terms of such plan for purposes of Section 162(m) of the Code).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Overview

        This Compensation Discussion and Analysis explains our philosophy and objectives with respect to the compensation of our executive officers and our compensation-setting process and provides more detailed information regarding the compensation of our Chief Executive Officer, our Chief Financial Officer, and our other three most highly-compensated executive officers, determined as of March 31, 2016. We refer to these individuals as our "named executive officers." This discussion focuses on the information contained in the tables and related footnotes and narrative included below, primarily for our 2016 fiscal year.

  Philosophy and Objectives

        Our fundamental compensation philosophy is to align the compensation of our senior management with our annual and long-term business objectives, performance against those objectives and creation of stockholder value, as well as to offer compensation that will enable us to attract, retain, and appropriately reward executive officers whose contributions are necessary for our long-term success. We seek to reward our executive officers' contributions to achieving revenue growth, increasing operating profits and controlling costs. We operate in a very competitive environment for executive talent, and it is our belief that our compensation packages should be competitive when compared to our peers and should also be aligned with our stockholders' interests.

        The Compensation Committee of the Board of Directors oversees the design and administration of our executive compensation program. The principal elements of the program are base salary, variable incentive cash compensation programs, long-term equity-based incentive compensation and broad-based benefits programs. In March 2010, the Compensation Committee determined that the Company's executive officers were substantially underpaid compared to the officers of its peer companies. At that time, the Compensation Committee also determined that the policy of the Company, over a period of three to five years, would be to increase the total compensation of the executive officers to more closely approximate the median compensation paid by the Company's peer companies to officers performing comparable functions. However, it has not been the Compensation Committee's policy to adopt a rigid formula or benchmark system related to peer company compensation practices.

  Compensation-Setting Process

        Generally, the Compensation Committee reviews the compensation of our executive officers in the early part of each fiscal year and takes action at that time to set base salaries and variable compensation for the current year. In setting our executive officers' total compensation, the Compensation Committee considers individual and company performance, as well as compensation surveys and other market information regarding compensation paid by comparable companies, including our industry peers. Historically, the Compensation Committee considered the grant of equity awards to our executive officers on an individual basis at the time of the annual anniversary of their employment with the Company, consistent with its standard practice for non-officer employees. In fiscal 2014, the Compensation Committee altered this practice and began granting equity awards to executive and non-executive officers at the same time, once a year.

        In its annual review of compensation for GSI Technology's executive officers, the Compensation Committee has considered compensation data and analyses assembled and prepared by the Committee and our Human Resources staff. The Chief Executive Officer provides the Compensation Committee with a review of each of the other executive officer's individual performance and contributions over the past year and makes recommendations regarding their compensation, which the Compensation

Committee considers. In making compensation decisions, our Chief Executive Officer and our Compensation Committee have considered the Company's financial performance as well as the experience level and contributions of the individual executive officer, the role and responsibilities of the executive officer and market factors.

        The Compensation Committee has the authority to engage its own consultants and advisors to assist it in carrying out its responsibilities. Prior to fiscal 2014, the Compensation Committee had not retained compensation consultants in connection with its annual review of executive officer compensation. However, in February 2013, the Compensation Committee determined that it would periodically retain such consultants and, in accordance with such policy, engaged the services of Compensia, Inc. ("Compensia"), an independent national compensation consulting firm, to assist it in connection with its annual review and determination of executive officer compensation for fiscal 2014. The Compensation Committee assessed the independence of Compensia pursuant to applicable SEC rules and concluded that no conflicts of interest existed that would affect Compensia's independence in providing services and advice to the Compensation Committee. The Compensation Committee did not retain the services of compensation consultants in connection with its annual review and determination of executive officer compensation for fiscal 2015 but again retained Compensia to assist it with its annual review for fiscal 2016.

        At our annual meetings of stockholders, we provide our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers for the previous fiscal year, as disclosed in the proxy statement for the meeting (commonly referred to as a "Say-on-Pay" vote). These stockholder advisory votes are held after the Compensation Committee has determined the compensation to be paid to our executive officers for the fiscal year in question. Accordingly, the Compensation Committee cannot take such results into account in determining executive compensation for that year. However, in its annual review of executive compensation, the Compensation Committee considers, among other things, the results of the stockholder Say-on-Pay vote for previous years.

  Components of Compensation

        In order to align executive compensation with our compensation philosophy, our executive compensation package contains three principal components: (i) base salary, (ii) variable cash compensation and (iii) long-term stock-based incentive awards. Each component of our executive compensation program is designed to reward a different aspect of performance. The base salaries of our executive officers are initially set based on negotiation with the individual officers at the time of their recruitment. Once set, these base salaries are subject to annual review. Our variable cash compensation plans are intended to motivate and reward performance over the current fiscal year. Our equity award program is designed to provide long-term retention incentives through the use of options subject to time-based vesting. We also provide our executive officers a variety of benefits that are available generally to all salaried employees. The basic elements of our executive compensation package are generally the same among our named executive officers.

  Fiscal 2016 Base Salary

        The base salaries of our executive officers are initially negotiated with the individual executive officer at the time of his or her recruitment or promotion and with reference to their experience, expected contribution, geographical location and market factors. Historically, the base salaries of our executive officers generally have been adjusted concurrently with our annual company-wide compensation review.

        During the first quarter of fiscal 2016, the Compensation Committee conducted its annual review of executive compensation. The Committee engaged Compensia to assist it in its review. Representatives of Compensia attended meetings of the Compensation Committee and communicated with members of the Compensation Committee outside of its formal meetings. Representatives of Compensia also met with members of the Company's management to gain management's perspective on executive compensation issues.

        With the assistance of Compensia, the Compensation Committee identified the following group of peer companies, including our industry peers and similarly-sized companies in our broader industry group (the "Fiscal 2016 Peer Companies"):

Amtech Systems	Exar Corporation	Pericom Semiconductor Corp.
ANADIGICS, Inc.	Inphi Corporation	Pixelworks, Inc.
AXT	Intermolecular, Inc.	QuickLogic Corporation
CEVA	Mattson Technology	Rubicon Technology
DSP Group, Inc.	MaxLinear, Inc.	Vitesse Semiconductor Corporation
Entropic Communications

        Compensia prepared a report including analyses of our executive officer compensation program based on comparative information drawn from the compensation practices of the Fiscal 2016 Peer Companies. In general, Compensia concluded that total target cash compensation is aligned with the market median. Base compensation was generally below the market median. However, the competitiveness of the total cash compensation of our executive officers was enhanced by above-median incentive compensation targets. Compensia noted that long-term incentives were at or below the 25th percentile for most of our executive officers, contributing to total compensation levels that continued to be below the median of the Fiscal 2016 Peer Companies.

        In its annual review of executive compensation for fiscal 2016, the Compensation Committee took into account its general compensation philosophy and objectives, as described above, and various other considerations, including:

  •
  available compensation data for the Fiscal 2016 Peer Companies and other analysis provided by Compensia;

  •
  GSI Technology's financial performance during fiscal 2015, including declines in net revenues from the prior year and continuing net losses due primarily to a particularly challenging market for its products, in part attributable to market uncertainty due to pending patent litigation, as well as significant legal expenses related to the patent litigation and related antitrust litigation;

  •
  the then-current outlook for the Company's fiscal 2016 financial performance;

  •
  management's recommendation that, in light of the Company's fiscal 2015 financial performance, increases in officers' base salaries should be limited to the percentage increases recently granted to the Company's non-officer employees, which averaged approximately 3% over fiscal 2015 levels; and

  •
  specific contributions of individual officers.

        The Committee also noted that, by positive votes at the four previous annual meetings of stockholders, our stockholders had approved the compensation of our named executive officers. Partially in recognition of this positive stockholder feedback, the Committee adopted a compensation package for fiscal 2016 having the same basic structure as the compensation packages that had been adopted for previous years.

        On the basis of its review, on June 9, 2015, the Compensation Committee set new base salaries for our executive officers, effective April 1, 2015, representing increases of 3% over fiscal 2015 base salaries for each of the executive officers. The fiscal 2016 base salaries of the named executive officers and the median base salaries of officers with comparable responsibilities at the Fiscal 2016 Peer Companies were as follows:

Name	Title	Fiscal 2016 New Base Salary	Median Peer Company Base Salary
Lee-Lean Shu	President and Chief Executive Officer	$383,749	$401,000
Douglas M. Schirle	Chief Financial Officer	$272,404	$283,000
Didier Lasserre	Vice President, Sales	$286,726	$257,000
Robert Yau	Vice President, Engineering	$259,021	$271,000
Ping Wu	Vice President, U.S. Operations	$244,380	$237,000

  2016 Variable Compensation Plan

        Under our compensation policy, a significant component of each executive officer's potential annual compensation takes the form of a performance-based cash bonus. On July 28, 2015, the Compensation Committee adopted the 2016 Variable Compensation Plan, which was similar in structure to previous variable compensation plans for the Company's executive officers. The 2016 Variable Compensation Plan was designed to encourage performance and retention of eligible employees by providing cash bonus awards based on our financial performance during the fiscal year ended March 31, 2016. Each of our executive officers was eligible to participate in the 2016 Plan. Certain non-executive officers were also eligible to participate.

        Under the 2016 Variable Compensation Plan, each participant had a designated target bonus, which was the same as their target bonus under the 2015 Variable Compensation Plan. The target bonus for Lee-Lean Shu, our President, Chief Executive Officer and Chairman, was $250,000, and the target bonus for each of our other executive officers was $125,000. If the target financial goals were exceeded, actual bonus awards payable to participants in the 2016 Variable Compensation Plan could have been up to two times their target bonuses. There was no threshold or minimum amount payable under the 2016 Variable Compensation Plan. The target bonuses were set at levels that, if achieved, would increase the total cash compensation of our executive officers to approximate or potentially exceed the median total cash compensation paid to officers of our peer companies. The Compensation Committee considered the critical role of Mr. Shu, our President and Chief Executive Officer, in our long-term success when determining his target bonus amount. The use of the same target bonus amount for each of our other named executive officers reflected the Compensation Committee's desire to encourage a team approach by treating our executive officers equally with respect to bonus opportunities. The actual bonus awards were computed on the basis of our fiscal 2016 operating results, with 40% of the award based on the achievement of targeted net revenues and 60% based on the achievement of targeted adjusted operating income. The percentage allocation between these two targets reflected a balance between the Compensation Committee's desire to make the target bonus achievable given the comparatively greater ability of our executive officers to increase revenues, while still focusing the attention of our executive officers on our profitability, which it believes to be the most important factor in improving stockholder value.

        For fiscal 2016, our net revenues were 89.6% of the 2016 Variable Compensation Plan target, and our adjusted operating income was 97.2% of the 2016 Variable Compensation Plan target. The shortfall in net revenues reflected continued weakness in the global networking and telecommunications markets, particularly in Asia, and, to some extent, uncertainty regarding the outcome of our patent litigation with Cypress Semiconductor. Adjusted operating income reflected substantial improvement in gross margin relative to the 2016 Variable Compensation Plan target. Based on these operating results, bonuses earned under the 2016 Variable Compensation Plan were 74.0% of the net revenue target bonus and 95.3% of the adjusted operating income target bonus. Original target bonuses for each of the named executive officers under the 2016 Variable Compensation Plan, bonuses actually earned under the plan for their services during fiscal 2016 and data on bonuses and other non-equity compensation paid by the Fiscal 2016 Peer Companies were as follows:

Name	Fiscal 2016 Target Bonus	Fiscal 2016 Bonus Earned	Median Peer Group Non-equity Incentive Compensation
Lee-Lean Shu	$250,000	$217,010	$283,000
Douglas M. Schirle	$125,000	$108,505	$125,000
Didier Lasserre	$125,000	$108,505	$104,000
Robert Yau	$125,000	$108,505	$104,000
Ping Wu	$125,000	$108,505	$104,000

        Bonus awards paid under the 2016 Plan are subject to vesting based on the participant's continued employment with the Company, with 60% becoming vested and payable on the last business day in April 2016 and 20% becoming vested and payable on the last business day in April of each of the succeeding two years.

  Total Fiscal 2016 Cash Compensation

        The total cash compensation of each of our named executive officers for fiscal 2016 was:

Name	Principal Position	Fiscal 2016 Base Salary	Fiscal 2016 Total Cash Compensation Earned
Lee-Lean Shu	President and Chief Executive Officer	$383,749	$600,759	(1)
Douglas M. Schirle	Chief Financial Officer	$272,404	$380,909	(2)
Didier Lasserre	Vice President, Sales	$286,726	$400,631	(3)
Robert Yau	Vice President, Engineering	$259,021	$367,526	(2)
Ping Wu	Vice President, U.S. Operations	$244,380	$352,885	(2)

(1)
Includes incentive compensation of $217,010 earned under the 2016 Variable Compensation Plan.

(2)
Includes incentive compensation of $108,505 earned under the 2016 Variable Compensation Plan.

(3)
Includes incentive compensation of $108,505 earned under the 2016 Variable Compensation Plan and a car allowance of $5,400.

  Long-Term Incentive Compensation

        We utilize stock option awards as a primary component of compensation for our executive officers, with the objective of strengthening the mutuality of interests between the executive officers and our stockholders. These grants are designed to provide each executive with a significant incentive to manage from the perspective of an owner with an equity stake in our company. All stock options granted to our employees, including named executive officers, and to our directors have exercise prices equal to the fair market value of our common stock on the grant date. Our policies and procedures for the grant of stock-based awards provide that all options and other stock-based awards are generally to be granted by the Compensation Committee and, except in special circumstances, all grants are to be made at regular quarterly meetings of the Compensation Committee. Accordingly, option grants to new employees hired since the previous quarterly meeting and annual grants to continuing employees with anniversary dates subsequent to the previous meeting are made each quarter. The effective date of each quarterly grant is the later of the second trading day following the public announcement of our financial results for the preceding quarter or the date of the meeting at which the grant is approved.

        Historically, the Compensation Committee considered the grant of equity awards to our executive officers on an individual basis at the time of the annual anniversary of their employment with the Company, consistent with its practice for non-officer employees. In July 2013, the Compensation Committee revised this practice and adopted a policy of granting equity awards to executive and non-executive officers at the same time, once a year. Initial grants under this new policy, made in July 2013, were adjusted to reflect the differences in timing of the most recent previous grants to the respective officers under the former policy. During fiscal 2016, the Compensation Committee approved grants to our named executive officers of options to purchase the following number of shares of our common stock:

Name	Shares
Lee-Lean Shu	100,000
Douglas M. Schirle	40,000
Didier Lasserre	30,000
Robert Yau	40,000
Ping Wu	30,000

        Unlike options granted to our non-officer employees, which vest in four annual installments, options granted to our executive and non-executive officers vest in their entirety four years after the anniversary date of the officer's commencement of employment that is closest to the date of grant, subject to the officer's continued service. Each of these option grants provides a return to the officer only if he remains employed by us during the respective vesting period, and then only if the market price of the shares appreciates over the option term. The Compensation Committee believes the four-year vesting schedule deters risk taking and further focuses management on building long-term stockholder value. The value of the shares subject to the fiscal 2016 option grants to executive officers are reflected in the "Summary Compensation Table" below, and further information about these grants is contained in the "Grants of Plan-Based Awards" table below.

  Executive Retention and Severance Plan

        On September 30, 2014, the Compensation adopted the Executive Retention and Severance Plan (the "Retention Plan"). The purpose of the Retention Plan is to mitigate some of the risk that exists for executives working in an environment where GSI Technology could be acquired or the subject of another transaction that would result in a change in its control. The severance benefits provided by the Retention Plan are intended to encourage the continued dedication of our executive officers and key employees during a period of unrest, notwithstanding a possible change in control. The change in control arrangements are also intended to mitigate potential disincentives to the consideration of a transaction that would result in a change in control, particularly where the services of the participants may not be required by a potential acquirer.

        The Retention Plan and amounts potentially payable thereunder are described in more detail below under "Potential Payments Upon Change of Control."

  Inter-Relationship of Components of Compensation Packages

        The Compensation Committee has adopted a policy that the aggregate compensation of our executive officers (composed of base compensation, variable cash compensation and equity awards) should approximate the median aggregate compensation paid by our peer companies to officers performing comparable functions. Except for this policy, the various components of our executive officers' compensation generally are not inter-related. Adjustments to our executive officers' base compensation are primarily based on our financial performance, our annual company-wide compensation survey and review of peer company compensation levels. As we have relied on long-term equity incentives for a large portion of our total compensation package, option grants for our executive officers are generally considered each year. If the value of options that are granted in one year is reduced due to a reduction in the value of the underlying common stock, the size of the option grants for the next year are not affected. Similarly, if the value of previously granted options increases significantly, the amount of compensation to be awarded for the next year is not affected. While the Compensation Committee has discretion to make exceptions to existing compensation arrangements, it has not approved any exceptions to such arrangements with regard to any named executive officers.

  Other Benefits

        Our executive officers are eligible to participate in all of our employee benefit plans, such as our medical, dental, vision, group life, disability, and accidental death and dismemberment insurance and our simplified employee pension plan, in each case on the same basis as our other employees. Aside from a $5,400 car allowance provided to Mr. Lasserre, there were no special benefits or perquisites provided to any named executive officer in fiscal 2016.

  Accounting for Executive Compensation

        We account for equity compensation paid to our employees under authorization guidance for stock based compensation which requires us to measure and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

  Tax Considerations

        We intend to consider the impact of Section 162(m) of the Internal Revenue Code in determining the mix of elements of future executive compensation. This section limits the deductibility of non-performance based compensation paid to each of our named executive officers (other than our Chief Financial Officer) to $1 million annually. The stock options granted to our executive officers are intended to be treated under current federal tax law as performance-based compensation exempt from the limitation on deductibility. Salaries and bonuses do not qualify as performance-based compensation for purposes of Section 162(m).

  Other Compensation-Related Policies

        Our insider trading policy applies to shares of our common stock held by our directors, officers and other employees, including shares issued pursuant to equity-based awards. The policy prohibits our directors, executive officers and other employees from, among other things:

  •
  engaging in short sales of our stock;

  •
  engaging in transactions in derivative securities involving our stock;

  •
  hedging their ownership position in our stock; and

  •
  holding our stock in a margin account or pledging our stock as collateral for a loan.

Compensation Committee Report

        We, the Compensation Committee of the Board of Directors of GSI Technology, Inc., have reviewed the Compensation Discussion and Analysis contained in this proxy statement and discussed it with management. Based on such review and discussions, we have recommended to the Board of

Directors that the Compensation Discussion and Analysis be included in this proxy statement and in GSI Technology, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

THE COMPENSATION COMMITTEE
E. Thomas Hart (Chair) Haydn Hsieh Ruey L. Lu

Summary Compensation Table

        The following table sets forth information concerning the compensation earned during the fiscal years ended March 31, 2016, 2015 and 2014 by our Chief Executive Officer, our Chief Financial Officer, and our three other most highly-compensated executive officers, determined as of March 31, 2016:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Lee-Lean Shu	2016	383,749	172,450	217,010	(2)	—		773,209
President and Chief Executive	2015	372,571	214,060	389,510	(3)	—		976,141
Officer	2014	361,720	317,960	199,465	(4)	—		879,145
Douglas M. Schirle	2016	272,404	68,980	108,505	(5)	—		449,889
Chief Financial Officer	2015	264,470	85,624	194,755	(6)	—		544,849
	2014	256,767	117,392	99,732	(7)	—		473,891
Didier Lasserre	2016	286,726	51,735	108,505	(5)	5,400	(8)	452,366
Vice President, Sales	2015	278,374	64,218	194,755	(6)	5,400	(8)	542,747
	2014	270,266	44,022	99,732	(7)	5,400	(8)	419,420
Robert Yau	2016	259,021	68,980	108,505	(5)	—		436,506
Vice President, Engineering	2015	251,477	85,624	194,755	(6)	—		531,856
	2014	244,152	127,184	99,732	(7)	—		471,068
Ping Wu	2016	244,380	51,735	108,505	(5)	—		404,620
Vice President, US Operations	2015	237,362	64,218	194,755	(6)	—		496,335
	2014	230,352	66,033	99,732	(7)	—		396,117

(1)
As required by SEC rules, amounts shown in the column entitled "Option Awards" present the aggregate grant date fair value of option grants made each year computed in accordance with authoritative guidance. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the option award. The assumptions used with respect to the valuation of option grants are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016. Under generally accepted accounting principles, compensation expense with respect to option awards granted to our employees and directors is generally recognized over the vesting periods applicable to the awards.

(2)
Earned under the 2016 Variable Compensation Plan, of which $130,206 was paid in June 2016 and $43,402 will be vested and payable on the last day of April 2017 and April 2018.

(3)
Earned under the 2015 Variable Compensation Plan, of which $233,706 was paid in June 2015, $77,902 was paid in May 2016 and $77,902 will be vested and payable on the last day of April 2017.

(4)
Earned under the 2014 Variable Compensation Plan, of which $119,679 was paid in May 2014, $39,893 was paid in June 2015 and $39,893 was paid in May 2016.

(5)
Earned under the 2016 Variable Compensation Plan, of which $65,103 was paid in June 2015 and $21,701 will be vested and payable on the last day of April 2017 and April 2018.

(6)
Earned under the 2015 Variable Compensation Plan, of which $116,853 was paid in June 2015, $38,951 was paid in May 2016 and $38,951 will be vested and payable on the last day of April 2017.

(7)
Earned under the 2014 Variable Compensation Plan, of which $59,840 was paid in May 2014, $19,946 was paid in June 2015 and $19,846 was paid in May 2016.

(8)
Represents Mr. Lasserre's car allowance of $5,400.

Grants of Plan-Based Awards

        The following table sets forth certain information with respect to plan-based awards granted during the fiscal year ended March 31, 2016 to our named executive officers:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($)
								Grant Date Fair Value of Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Lee-Lean Shu	8/03/15	—	250,000	500,000	100,000	(3)	4.98	172,450
Douglas M. Schirle	8/03/15	—	125,000	250,000	40,000	(4)	4.98	68,980
Didier Lasserre	8/03/15	—	125,000	250,000	30,000	(5)	4.98	51,735
Robert Yau	8/03/15	—	125,000	250,000	40,000	(6)	4.98	68,980
Ping Wu	8/03/15	—	125,000	250,000	30,000	(7)	4.98	51,735

(1)
Represents the range of potential cash bonuses payable under the 2016 Variable Compensation Plan, as more fully described above under "Compensation Discussion and Analysis—2016 Variable Compensation Plan." There was no threshold or minimum amount payable under the Plan.

(2)
Reflects the grant date fair value of each equity award in accordance with authoritative guidance. The assumptions used in the calculation of this amount are included in Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended March 31, 2016.

(3)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on April 13, 2019.

(4)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on June 3, 2019.

(5)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on May 3, 2019.

(6)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on April 13, 2019.

(7)
Option granted pursuant to the 2007 Equity Incentive Plan. This option vests 100% on June 5, 2019.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of March 31, 2016:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Lee-Lean Shu	61,875	—		5.50	11/21/16
	61,875	—		5.50	11/21/16
	61,875	—		5.50	11/21/16
	61,875	—		4.20	5/29/17
	100,000	—		4.00	6/9/18
	100,000	—		3.43	6/4/19
	100,000	—		6.00	5/10/20
	100,000	—		6.54	5/9/21
	100,000	—		4.17	5/7/22
	—	100,000	(1)	5.76	5/6/23
	—	25,000	(2)	6.86	7/29/23
	—	100,000	(3)	5.23	8/11/24
	—	100,000	(4)	4.98	8/3/25
Douglas Schirle	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	20,625	—		5.50	11/21/16
	20,625	—		3.76	8/6/17
	20,625	—		3.75	8/4/18
	20,625	—		4.00	8/3/19
	40,000	—		7.00	8/2/20
	40,000	—		6.28	8/1/21
	—	40,000	(5)	4.81	7/30/22
	—	40,000	(6)	6.86	7/29/23
	—	40,000	(7)	5.23	8/11/24
	—	40,000	(8)	4.98	8/3/25
Didier Lasserre	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,625	—		2.83	2/4/18
	20,625	—		2.43	2/9/19
	20,625	—		4.43	2/8/20
	30,000	—		9.20	1/31/21
	30,000	—		4.92	1/30/22
	—	30,000	(9)	6.45	2/4/23
	—	15,000	(10)	6.86	7/29/23
	—	30,000	(11)	5.23	8/11/24
	—	30,000	(12)	4.98	8/3/25
Robert Yau	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,626	—		5.50	11/21/16
	20,625	—		4.20	5/29/17
	20,625	—		4.30	5/12/18
	20,625	—		3.38	5/11/19

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
	40,000	—		6.00	5/10/20
	40,000	—		6.54	5/9/21
	40,000	—		4.17	5/7/22
	—	40,000	(1)	5.76	5/6/23
	—	10,000	(2)	6.86	7/29/23
	—	40,000	(3)	5.23	8/11/24
	—	40,000	(4)	4.98	8/3/25
Ping Wu	150,000	—		5.75	9/5/16
	20,625	—		2.49	11/5/17
	20,625	—		3.37	11/3/18
	20,625	—		3.43	11/2/19
	30,000	—		6.82	11/1/20
	30,000	—		4.90	10/31/21
	—	30,000	(13)	5.59	10/31/22
	—	22,500	(14)	6.86	7/29/23
	—	30,000	(15)	5.23	8/11/24
	—	30,000	(16)	4.98	8/3/25

(1)
Option vests 100% on January 13, 2017.

(2)
Option vests 100% on April 13, 2017.

(3)
Option vests 100% on April 13, 2018.

(4)
Option vests 100% on April 13, 2019.

(5)
Option vested 100% on June 3, 2016.

(6)
Option vests 100% on June 3, 2017.

(7)
Option vests 100% on June 3, 2018.

(8)
Option vests 100% on June 3, 2019.

(9)
Option vests 100% on November 3, 2016.

(10)
Option vests 100% on May 3, 2017

(11)
Option vests 100% on May 3, 2018.

(12)
Option vests 100% on May 3, 2019.

(13)
Option vests 100% on September 5, 2016.

(14)
Option vests 100% on June 5, 2017.

(15)
Option vests 100% on June 5, 2018.

(16)
Option vests 100% on June 5, 2019.

Option Exercises and Stock Vested During Last Fiscal Year

        There were no options exercised by our named executive officers during the fiscal year ended March 31, 2016.

        We have not made any direct grants of stock awards to any of our employees. Accordingly, there was no vesting of restricted stock held by any named executive officers during the fiscal year ended March 31, 2016.

Potential Payments Upon Change of Control

        Our executive officers, including our named executive officers, are eligible to participate in our Executive Retention and Severance Plan (the "Retention Plan"). Participants in the Retention Plan are entitled to receive severance benefits upon an "involuntary termination" of their employment other than for "cause" or a voluntary termination for "good reason" during a period beginning two months prior to and ending two years following a "change in control," as such terms are defined in the Retention Plan.

        Benefits payable under the Retention Plan consist of the following (in addition to all other compensation and benefits accrued at the time of the participant's termination):

  •
  A lump sum cash payment equal to: (i) the greater of 18 months of base salary or one month's salary for each full or partial year of service for the Chief Executive Officer; (ii) the greater of 12 months of base salary or one month's salary for each full or partial year of service for other executive officers; and (iii) 12 months of base salary or such lesser amount as the Compensation Committee may specify for other participants;

  •
  a lump sum cash payment of all bonuses earned by the participant in prior fiscal years but not vested and payable at the time of termination;

  •
  a lump sum cash payment of the pro rata portion of the participant's bonus or anticipated bonus for the fiscal year in which the termination occurs (calculated as provided in the Plan) and 150% of such amount in the case of the Chief Executive Officer;

  •
  Medical, dental, vision and life insurance benefits for the same period covered by the participant's base salary benefit; and

  •
  100% acceleration of the participant's equity awards assumed by an acquirer in connection with a change in control, effective upon termination (100% acceleration effective upon the change in control for awards not assumed).

        Benefits under the Retention Plan are subject to withholding of applicable income and employment taxes. Participants are not entitled to any tax "gross up" in respect of excise taxes, if any, that might arise under the "parachute payment" provisions of the Internal Revenue Code and may be subject to a reduction in benefits if any such excise tax were applicable and the reduced benefit would maximize the net after-tax payment to the participant.

        No severance or change of control payments were made to any of our executive officers in fiscal 2016.

        The following table summarizes amounts that would have been payable to our named executive officers upon a termination of their employment qualifying for benefits under the Retention Plan, assuming that such termination had occurred on March 31, 2016:

	Cash Severance Payment
Name	Based on Salary	Based on Bonus	Continued Health Benefits(1)	Acceleration of Stock Options(2)	Total
Lee-Lean Shu	$703,540	$521,212	$28,994	$—	$1,253,746
Douglas M. Schirle	385,906	206,353	32,936	—	625,195
Didier Lasserre	453,983	206,353	34,942	—	695,278
Robert Yau	474,872	206,353	28,994	—	710,219
Ping Wu	346,205	206,353	31,264	—	583,822

(1)
Represents the aggregate premium payments required to provide continued health insurance coverage under COBRA, based on the officer's health insurance coverage in effect as of March 31, 2016.

(2)
The value of the acceleration of stock options is calculated by multiplying (x) the number of shares subject to acceleration by (y) the difference between the fair market value of a share of our common stock on March 31, 2016 ($4.10) and the per share exercise price of the unvested shares subject to acceleration. Since no shares that would have been subject to acceleration as of June 30, 2016 had per share exercise prices lower than $4.10, the value of the option acceleration was zero at that date.

Compensation of Directors

        Under our policy for the compensation of non-employee directors that was in effect during fiscal 2016 (and had been in effect since 2007), each non-employee director was entitled to receive an annual retainer of $15,000. In addition, in-person attendance at Board of Directors meetings or committee meetings was compensated at $1,500 per meeting. Attendance by telephone at such meetings was compensated at $1,000 per meeting. In January 2016, upon the recommendation of the Nominating and Governance Committee, the Board adopted a revised policy for the compensation of non-employee directors for their service on the Board and its standing committees which became effective on April 1, 2016. Under the new policy, non-employee directors are entitled to receive annual retainers as follows:

Board	$40,000
Lead Director	$20,000
Audit Committee:
• Chair	$20,000
• Other Members	$7,500
Compensation Committee:
• Chair	$10,000
• Other Members	$5,000
Nominating and Governance Committee:
• Chair	$7,500
• Other Members	$3,000

        Under the new policy, the previous practice of paying separate per-meeting fees for attendance at Board and committee meetings was discontinued.

        Each new non-employee director is granted an initial option to purchase 10,000 shares of our common stock upon his or her initial election or appointment to our Board of Directors, which option will become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. Under the Board's current policy, at the first regular quarterly meeting of the Board of Directors following each annual meeting of stockholders, each non-employee director who remains in office immediately following such annual meeting of stockholders is granted an additional option to purchase 2,000 shares of common stock, which will become fully vested and exercisable on August 15 of the following year, subject to the non-employee director's continuous service on our Board of Directors. In addition, each non-employee director is granted an option to purchase (i) an additional 2,000 shares in any fiscal year in which the non-employee director is serving as the chairman or lead director of the Board, (ii) an additional 1,000 shares in any fiscal year for each committee of the Board on which the non-employee director is then serving, other than as chairman of the committee, and (iii) an additional 2,000 shares in any fiscal year for each committee of the Board on which the non-employee director is then serving as chairman of the committee. Subject to stockholder approval of the 2016 Plan (see Proposal No. 4), the Board intends to revise the policy for the annual grant of options so that each non-employee director will receive an option to purchase the number of shares having a fair market value on the date of grant equal to the aggregate amount of the annual cash retainer payable to such director for service on the Board and its committees.

        The table below summarizes the compensation we paid to our non-employee directors for the fiscal year ended March 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	Total ($)
Jack A. Bradley	35,500	7,421	42,921
E. Thomas Hart	33,500	7,421	40,921
Haydn Hsieh	29,500	5,936	35,436
Ruey L. Lu	30,000	5,936	35,936
Arthur O. Whipple	37,000	10,389	47,389

(1)
Valuation based on the dollar amount recognized during fiscal 2016 for financial statement reporting purposes pursuant to authoritative guidance, giving effect to service-based vesting conditions, but disregarding the estimate of forfeitures related to such vesting conditions. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the option award. The assumptions used with respect to the valuation of option grants are set forth in Note 9 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

(2)
On November 2, 2015, Mr. Bradley, Mr. Hart, Mr. Hsieh, Mr. Lu and Mr. Whipple were granted options to purchase 5,000, 5,000, 4,000, 4,000 and 7,000 shares, respectively, that will be fully vested on August 15, 2016. The grant date fair value of each of these options was $7,421, $7,421, $5,936, $5,936 and $10,389, respectively.

(3)
As of March 31, 2016, each non-employee director had the following number of shares underlying outstanding options: Mr. Bradley: 15,000; Mr. Hart: 15,000; Mr. Hsieh: 55,000; Mr. Lu: 50,000; and Mr. Whipple: 71,000.

Equity Compensation Plan Information

        We currently maintain three compensation plans that provide for the issuance of our common stock to officers and other employees, directors and consultants. These consist of the 2000 Stock

Option Plan, the 2007 Equity Incentive Plan (the "2007 Equity Plan") and the 2007 Employee Stock Purchase Plan (the "Purchase Plan"), each of which has been approved by stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of March 31, 2016:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	7,625,705	$5.08	8,156,398	(1)(2)

(1)
Includes 1,724,335 shares available for future issuance under the Purchase Plan.

(2)
A total of 13,803,609 shares of common stock have been authorized and reserved for issuance under the 2007 Equity Plan, of which 6,432,063 were available for grant as of March 31, 2016. This reserve automatically increased on April 1, 2016 by 1,156,419 shares, equal to the smaller of (a) five percent (5%) of the number of shares of common stock issued and outstanding on the immediately preceding March 31, or (b) 1,500,000 shares. Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2007 Equity Plan and in outstanding awards to prevent dilution or enlargement of participants' rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2007 Equity Plan. The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the 2007 Equity Plan.

RELATED PERSON TRANSACTIONS

Procedures for Approval of Related Person Transactions

        Pursuant to our Code of Business Conduct and Ethics and the Audit Committee Charter, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee which reviews and approves any related-party transactions.

        We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Other Transactions

        For information regarding the grant of stock options to our directors and executive officers, please see "Executive Compensation—Compensation of Directors" and "Executive Compensation—Grants of Plan-Based Awards,—Outstanding Equity Awards at Fiscal Year-End and—Potential Payments Upon Change of Control."

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

        The following table sets forth, as of June 30, 2016 certain information with respect to the beneficial ownership of GSI Technology's common stock by (i) each stockholder known by GSI Technology to be the beneficial owner of more than 5% of GSI Technology's common stock, (ii) each director of GSI Technology, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of GSI Technology as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(3)
Principal Stockholders:
Jing Rong Tang(4) c/o HolyStone Enterprises Co., Ltd. 1FL No. 62, Sec 2 Huang Shan Road Taipei, Taiwan, R.O.C	1,701,054	8.2%
Ching Ho Cheng(5) 4F, No. 130, Sec. 3, Nanjing E. Road Taipei, Taiwan, R.O.C.	1,126,521	5.4
Viex Capital Advisors, LLC(6) 825 Third Ave., 33rd Floor New York, NY 10022	1,098,000	5.3
Directors and Named Executive Officers:
Lee-Lean Shu(7)	2,693,990	12.4
Jack A. Bradley(8)	8,334	*
E. Thomas Hart(8)	8,334	*
Haydn Hsieh(9)	55,000	*
Ruey L. Lu(10)	50,000	*
Arthur O. Whipple(11)	76,000	*
Robert Yau(12)	1,333,275	6.3
Didier Lasserre(13)	433,252	2.1
Douglas M. Schirle(14)	273,750	1.3
Ping Wu(15)	372,749	1.8
All executive officers and directors as a group (11 persons)(16)	7,541,060	35.4

*
Less than 1.0%

(1)
The address for those individuals and entities not otherwise indicated is 1213 Elko Drive, Sunnyvale, California 94089. Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

(2)
Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)
Calculated on the basis of 20,838,246 shares of common stock outstanding as of June 30, 2016, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after June 30, 2016 are deemed to be outstanding for the purpose of calculating that stockholder's percentage beneficial ownership.

(4)
Based on information contained in a Schedule 13G/A filed with the SEC on February 16, 2016. Includes: 247,913 shares held by HolyStone Enterprises Co., Ltd., of which Mr. Tang is Chief Executive Officer; and 443,141 shares held by Koowin Co., Ltd., of which Mr. Tang is a director. Mr. Tang disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(5)
Based on information contained in a Schedule 13G/A filed with the SEC on February 16, 2016.

(6)
Based on information contained in a Schedule 13D/A filed with the SEC on April 18, 2016. Viex Capital Advisors, LLC ("Viex Capital") is the Investment Manager of Viex Opportunities Fund, LP ("Viex Opportunities"). Viex GP, LLC ("Viex GP"), is the general partner of Viex Opportunities. Eric Singer is the managing member of each of Viex GP and Viex Capital. By virtue of these relationships, each of Viex Capital and Eric Singer may be deemed to beneficially own the shares owned directly by Viex Opportunities.

(7)
Includes: 747,500 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016; 13,600 shares held by Mr. Shu's children; 110,313 shares held by Mr. Shu's spouse; and 108,285 shares issuable upon exercise of options held by his spouse that are exercisable within 60 days of June 30, 2016.

(8)
Represents 8,334 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(9)
Represents 55,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(10)
Represents 50,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(11)
Includes 71,000 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(12)
Includes 243,753 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016 and 4,000 shares held by Mr. Yau's spouse.

(13)
Includes 183,753 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(14)
Includes 243,750 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(15)
Includes 271,875 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

(16)
Includes an aggregate of 2,879,334 shares issuable upon exercise of options that are exercisable within 60 days following June 30, 2016.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with during fiscal 2016.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2017 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than March 24, 2017.

        Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Nominating and Governance Committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals. For information on qualifications of director nominees considered by our Nominating and Governance committee, see the "Corporate Governance" section of this proxy statement.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2016 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

        A copy of our annual report on Form 10-K (without exhibits) for the fiscal year ended March 31, 2016 is being distributed along with this proxy statement. We refer you to such report for financial and other information about us, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. It is also available on our website at www.gsitechnology.com. In addition, the report (with exhibits) is available at the SEC's website at www.sec.gov.

Robert Yau
Secretary

July 22, 2016

APPENDIX A

GSI TECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

A-i

A-ii

A-iii

Page
18.7	Fractional Shares	A-33

18.8	Retirement and Welfare Plans	A-33

18.9	Beneficiary Designation	A-33

18.10	Severability	A-33

18.11	No Constraint on Corporate Action	A-33

18.12	Unfunded Obligation	A-33

18.13	Choice of Law	A-33

A-iv

GSI Technology, Inc.
2016 Equity Incentive Plan

1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    Establishment.    The GSI Technology, Inc. 2016 Equity Incentive Plan (the "Plan") is hereby established effective as of August 25, 2016, the date of its approval by the stockholders of the Company (the "Effective Date").

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

        1.3    Term of Plan.    The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.  DEFINITIONS AND CONSTRUCTION.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Affiliate" means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms "parent," "subsidiary," "control" and "controlled by" shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

          (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

          (c)   "Award Agreement" means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cash-Based Award" means an Award denominated in cash and granted pursuant to Section 11.

          (f)    "Cashless Exercise" means a Cashless Exercise as defined in Section 6.3(b)(i).

          (g)   "Cause" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant's theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant's material failure to abide by a Participating Company's code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant's unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (v) the Participant's repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant's ability to perform his or her duties with a Participating Company.

          (h)   "Change in Control" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

              (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

             (ii)  an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the "Transferee"), as the case may be; or

            (iii)  a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

        For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

          (i)    "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

          (j)    "Committee" means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (k)   "Company" means GSI Technology, Inc., a Delaware corporation, and any successor corporation thereto.

          (l)    "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

          (m)  "Covered Employee" means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a "covered employee" as defined in Section 162(m), or any successor statute, and who, with respect to a Performance Award, is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (p)   "Dividend Equivalent Right" means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (q)   "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.

          (r)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (s)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)  Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

             (ii)  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

            (iii)  If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

          (t)    "Full Value Award" means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

          (u)   "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (v)   "Incumbent Director" means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

          (w)  "Insider" means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (x)   "Net Exercise" means a Net Exercise as defined in Section 6.3(b)(iii).

          (y)   "Nonemployee Director" means a Director who is not an Employee.

          (z)   "Nonemployee Director Award" means any Award granted to a Nonemployee Director.

          (aa) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

          (bb) "Officer" means any person designated by the Board as an officer of the Company.

          (cc) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

          (dd) "Other Stock-Based Award" means an Award denominated in shares of Stock and granted pursuant to Section 11.

          (ee) "Ownership Change Event" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

          (ff)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (gg) "Participant" means any eligible person who has been granted one or more Awards.

          (hh) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

           (ii)  "Participating Company Group" means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

          (jj)   "Performance Award" means an Award of Performance Shares or Performance Units.

          (kk) "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (ll)   "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

          (mm)  "Performance Goal" means a performance goal established by the Committee pursuant to Section 10.3.

          (nn) "Performance Period" means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

          (oo) "Performance Share" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

          (pp) "Performance Unit" means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

          (qq) "Predecessor Plan" means the Company's 2007 Equity Incentive Plan.

          (rr)  "Restricted Stock Award" means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

          (ss)  "Restricted Stock Bonus" means Stock granted to a Participant pursuant to Section 8.

          (tt)  "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 8.

          (uu) "Restricted Stock Unit" means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

         (vv)  "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (ww)  "SAR" or "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

         (xx)  "Section 162(m)" means Section 162(m) of the Code.

          (yy) "Section 409A" means Section 409A of the Code.

          (zz) "Section 409A Deferred Compensation" means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

          (aaa)  "Securities Act" means the Securities Act of 1933, as amended.

          (bbb)  "Service" means a Participant's employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant's Service shall be deemed to have terminated, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination.

          (ccc)  "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

          (ddd)  "Stock Tender Exercise" means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

          (eee)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (fff) "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

          (ggg)  "Trading Compliance Policy" means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

          (hhh)  "Vesting Conditions" mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant's monetary purchase price, if any, for such shares upon the Participant's termination of Service or failure of a performance condition to be satisfied.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.  ADMINISTRATION.

        3.1    Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        3.2    Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.4    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

        3.5    Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

          (b)   to determine the type of Award granted;

          (c)   to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

          (d)   to determine the Fair Market Value of shares of Stock or other property;

          (e)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (f)    to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

          (g)   to approve one or more forms of Award Agreement;

          (h)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (i)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

          (k)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.6    Option or SAR Repricing.    Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock ("Underwater Awards") and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) "issuing or assuming a stock option in a transaction to which Section 424(a) applies," within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.3.

        3.7    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.  SHARES SUBJECT TO PLAN.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to the sum of:

          (a)   the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination as of the Effective Date, up to a maximum of six million (6,000,000) shares;

          (b)   the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

          (c)   the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company for an amount not greater than the Participant's purchase price which, on or after the Effective Date, is so forfeited or repurchased;

Shares of Stock issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

        4.2    Share Counting.    If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

        4.3    Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

        4.4    Assumption or Substitution of Awards.    The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.  ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

        5.1    Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Directors.

        5.2    Participation in the Plan.    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3    Incentive Stock Option Limitations.

          (a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.    Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed six million (6,000,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

          (b)    Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

          (c)    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

        5.4    Section 162(m) Award Limits.    The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:

          (a)    Options and SARs.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than three hundred thousand (300,000) shares.

          (b)    Restricted Stock Awards and Restricted Stock Unit Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards which in the aggregate are for more than one hundred thousand (100,000) shares.

          (c)    Performance Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted in the aggregate (1) Performance Shares which could result in such Employee receiving more than fifty thousand (50,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than five hundred thousand dollars ($500,000) for each full fiscal year of the Company contained in the Performance Period for such Award.

          (d)    Cash-Based Awards and Other Stock-Based Awards.    Subject to adjustment as provided in Section 4.3, no Employee shall be granted in the aggregate (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than five hundred thousand dollars ($500,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than fifty thousand (50,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award.

        5.5    Nonemployee Director Award Limit.    No Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards pursuant to the Plan which in the aggregate are for more than a number of shares of Stock determined by dividing one hundred fifty thousand dollars ($150,000) by the Fair Market Value of a share of Stock determined on the last trading day immediately preceding the date on which the applicable Nonemployee Director Award is granted.

6.  STOCK OPTIONS.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

        6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee's death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3    Payment of Exercise Price.

          (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)    Limitations on Forms of Consideration.

            (i)    Cashless Exercise.    A "Cashless Exercise" means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

            (ii)    Stock Tender Exercise.    A "Stock Tender Exercise" means the delivery of a properly executed exercise notice accompanied by a Participant's tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (iii)    Net Exercise.    A "Net Exercise" means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

        6.4    Effect of Termination of Service.

          (a)    Option Exercisability.    Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall be exercisable after the Participant's termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

            (i)    Disability.    If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

            (ii)    Death.    If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the

    Participant's death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant's termination of Service.

            (iii)    Termination for Cause.    Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service is terminated for Cause or if, following the Participant's termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

            (iv)    Other Termination of Service.    If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

          (b)    Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

        6.5    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.  STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        7.1    Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A Tandem SAR may only be granted concurrently with the grant of the related Option.

        7.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

        7.3    Exercisability and Term of SARs.

          (a)    Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

          (b)    Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee's death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

        7.4    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

        7.5    Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

        7.6    Effect of Termination of Service.    Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant's termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

        7.7    Transferability of SARs.    During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant's guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.  RESTRICTED STOCK AWARDS.

        Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        8.1    Types of Restricted Stock Awards Authorized.    Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        8.2    Purchase Price.    The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

        8.3    Purchase Period.    A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

        8.4    Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

        8.5    Vesting and Restrictions on Transfer.    Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        8.6    Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

        8.7    Effect of Termination of Service.    Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

        8.8    Nontransferability of Restricted Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the

Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

9.  RESTRICTED STOCK UNITS.

        Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        9.1    Grant of Restricted Stock Unit Awards.    Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

        9.2    Purchase Price.    No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

        9.3    Vesting.    Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

        9.4    Voting Rights, Dividend Equivalent Rights and Distributions.    Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

        9.5    Effect of Termination of Service.    Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

        9.6    Settlement of Restricted Stock Unit Awards.    The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

        9.7    Nontransferability of Restricted Stock Unit Awards.    The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

10.  PERFORMANCE AWARDS.

        Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        10.1    Types of Performance Awards Authorized.    Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

        10.2    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

        10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.     In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

        10.4    Measurement of Performance Goals.     Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

          (a)    Performance Measures.    Performance Measures shall be calculated in accordance with the Company's financial statements, or, if such measures are not reported in the Company's financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company's industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant's rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

              (i)  revenue;

             (ii)  sales;

            (iii)  expenses;

            (iv)  operating income;

             (v)  gross margin;

            (vi)  operating margin;

           (vii)  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

          (viii)  pre-tax profit;

            (ix)  net operating income;

             (x)  net income;

            (xi)  economic value added;

           (xii)  free cash flow;

          (xiii)  operating cash flow;

          (xiv)  balance of cash, cash equivalents and marketable securities;

           (xv)  stock price;

          (xvi)  earnings per share;

         (xvii)  return on stockholder equity;

        (xviii)  return on capital;

          (xix)  return on assets;

           (xx)  return on investment;

          (xxi)  total stockholder return;

         (xxii)  employee satisfaction;

        (xxiii)  employee retention;

        (xxiv)  market share;

          (xxv)  customer satisfaction;

        (xxvi)  product development;

       (xxvii)  research and development expenses;

      (xxviii)  completion of an identified special project; and

         (xxix)  completion of a joint venture or other corporate transaction.

          (b)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

        10.5    Settlement of Performance Awards.

          (a)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

          (b)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award that is intended to result in Performance-Based Compensation.

          (c)    Effect of Leaves of Absence.    Unless otherwise required by law or a Participant's Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

          (d)    Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

          (e)    Payment in Settlement of Performance Awards.    As soon as practicable following the Committee's determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

          (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

        10.6    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

        10.7    Effect of Termination of Service.     Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant's termination of Service on the Performance Award shall be as follows:

          (a)    Death or Disability.    If the Participant's Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant's Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

          (b)    Other Termination of Service.    If the Participant's Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant's Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

        10.8    Nontransferability of Performance Awards.     Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

11.  CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

        Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        11.1    Grant of Cash-Based Awards.     Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

        11.2    Grant of Other Stock-Based Awards.     The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        11.3    Value of Cash-Based and Other Stock-Based Awards.     Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

        11.4    Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.     Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each

Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

        11.5    Voting Rights; Dividend Equivalent Rights and Distributions.     Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant's Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

        11.6    Effect of Termination of Service.     Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant's Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

        11.7    Nontransferability of Cash-Based Awards and Other Stock-Based Awards.     Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.  STANDARD FORMS OF AWARD AGREEMENT.

        12.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

        12.2    Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.  CHANGE IN CONTROL.

        13.1    Effect of Change in Control on Awards.    In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

          (a)    Accelerated Vesting.    In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant's Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

          (b)    Assumption, Continuation or Substitution.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, assume or continue the Company's rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror's stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          (c)    Cash-Out of Outstanding Stock-Based Awards.    The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

        13.2    Effect of Change in Control on Nonemployee Director Awards.    Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

        13.3    Federal Excise Tax Under Section 4999 of the Code.

          (a)    Excess Parachute Payment.    If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

          (b)    Determination by Tax Firm.    To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the "Tax Firm"). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14.  COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.  COMPLIANCE WITH SECTION 409A.

        15.1    Awards Subject to Section 409A.    The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

          (a)   A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

          (b)   Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

        Subject to the provisions of Section 409A, the term "Short-Term Deferral Period" means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant's taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company's taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term "substantial risk of forfeiture" shall have the meaning provided by Section 409A.

        15.2    Deferral and/or Distribution Elections.    Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an "Election") that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

          (a)   Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

          (b)   Elections shall be made by the end of the Participant's taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

          (c)   Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

        15.3    Subsequent Elections.    Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

          (a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

          (b)   Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

          (c)   No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

          (d)   Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

        15.4    Payment of Section 409A Deferred Compensation.

          (a)    Permissible Payments.    Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

              (i)  The Participant's "separation from service" (as defined by Section 409A);

             (ii)  The Participant's becoming "disabled" (as defined by Section 409A);

            (iii)  The Participant's death;

            (iv)  A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

             (v)  A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

            (vi)  The occurrence of an "unforeseeable emergency" (as defined by Section 409A).

          (b)    Installment Payments.    It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

          (c)    Required Delay in Payment to Specified Employee Pursuant to Separation from Service.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a "specified employee" (as defined by Section 409A) as of the date of the Participant's separation from service before the date (the "Delayed Payment Date") that is six (6) months after the date of such Participant's separation from service, or, if earlier, the date of the Participant's death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

          (d)    Payment Upon Disability.    All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant's Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

          (e)    Payment Upon Death.    If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant's Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant's death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant's death.

          (f)    Payment Upon Change in Control.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

          (g)    Payment Upon Unforeseeable Emergency.    The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee's determination that an unforeseeable emergency has occurred. The Committee's decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

          (h)    Prohibition of Acceleration of Payments.    Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

          (i)    No Representation Regarding Section 409A Compliance.    Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.  TAX WITHHOLDING.

        16.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

        16.2    Withholding in or Directed Sale of Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

        The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.  MISCELLANEOUS PROVISIONS.

        18.1    Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        18.2    Forfeiture Events.

          (a)   The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

          (b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

        18.3    Provision of Information.    Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        18.4    Rights as Employee, Consultant or Director.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        18.5    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

        18.6    Delivery of Title to Shares.    Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

        18.7    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

        18.8    Retirement and Welfare Plans.    Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as "compensation" for purposes of computing the benefits payable to any Participant under any Participating Company's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

        18.9    Beneficiary Designation.    Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

        18.10    Severability.    If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

        18.11    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company's or another Participating Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

        18.12    Unfunded Obligation.    Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

        18.13    Choice of Law.    Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the GSI Technology, Inc. 2016 Equity Incentive Plan as duly adopted by the Board on June 28, 2016.

/s/ ROBERT YAU Robert Yau, Secretary

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION OF THIS WHITE PROXY CARD IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. 1. To elect the following seven (7) persons directors to serve on the Company's Board of Directors and hold office until their respective successors are duly elected and qualified: + For Withhold For Withhold For Withhold 01 - Lee-Lean Shu, Chairman of the Board, President and Chief Executive Officer, GSI Technology, Inc. 04 - Haydn Hsieh, Chairman and Chief Executive Officer, Wistron NeWeb Corp. 02 - Jack A. Bradley, Partner, David Powell Financial Services 05 - Ruey L. Lu, President; EMPIA Technology 03 - E. Thomas Hart, Non-executive Chairman of the Board, QuickLogic Corporation 06 - Arthur O. Whipple, North American Chief Financial Officer, ABBYY USA 07 - Robert Yau, Vice President, Engineering, GSI Technology, Inc. For Against Abstain ForAgainst Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2017. 3. To approve the compensation of the executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for the annual meeting. 4. To approve the 2016 Equity Incentive Plan (including, without limitation, certain material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, as amended). 5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee. guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 8 5 5 9 3 2 02E91B MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION OF THIS WHITE PROXY CARD IN THE ENCLOSED ENVELOPE. q Proxy — GSI TECHNOLOGY, INC. Proxy for the Annual Meeting of Stockholders To be held on August 25, 2016 Solicited by the Board of Directors The annual meeting of stockholders will be held on Thursday, August 25, 2016 at 2:00 P.M. PDT at DLA Piper US LLP, 2000 University Avenue, East Palo Alto, CA 94303-2248. The undersigned hereby appoints Lee-Lean Shu and Douglas Schirle, and each of them, with full power of substitution, as proxies and attorneys-in-fact to represent the undersigned and to vote all of the shares of stock in GSI Technology, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at DLA Piper US LLP, 2000 University Avenue, East Palo Alto, CA 94303-2248 on Thursday, August 25, 2016 at 2:00 P.M. PDT, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated July 22, 2016 (the “Proxy Statement”), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2016: A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the notice of annual meeting, proxy statement, proxy card and annual report to stockholders, may be viewed at http://gsitechnology.mwnewsroom.com/Proxy-Materials. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. SEE REVERSE SIDE SEE REVERSE SIDE